UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2024, Starbucks Corporation (the “Company”) and Brian Niccol, the Company’s chief executive officer and chairman of the Company’s board of directors, agreed to amend Mr. Niccol’s offer letter, dated August 11, 2024 (the “Offer Letter”). Such amendments were made to (i) correctly capture the intent of the parties to the Offer Letter with respect to his performance-based equity grants and (ii) align with the Company’s grant practices with respect to annual equity grants, which are determined based on target value, rather than grant date fair value. The Company’s board of directors approved, confirmed, and ratified Mr. Niccol’s Replacement Grant (as defined below) in accordance with the amendments to the Offer Letter.

The Offer Letter was amended to clarify that the number of shares subject to Mr. Niccol’s replacement equity grant (the “Replacement Grant”) should have a target value (rather than a target grant date fair value) of no less than $75,000,000 but no more than $80,000,000 on the date of grant, which should be calculated using the closing stock price on the date of grant. The Offer Letter was also amended to clarify that Mr. Niccol shall be eligible to receive an annual grant in fiscal year 2025 with a target value (rather than a target grant date fair value) of $23,000,000 on the date of grant, with the number of shares subject to such grant to be calculated using the closing stock price on the date of grant, which $23,000,000 target value is subject to future adjustment by the Company’s board of directors based on Mr. Niccol’s performance.

The description of the amendments to the Offer Letter in this Item 5.02 is qualified in its entirety by reference to the full text of the letter agreement amending the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement Amending Offer Letter dated November 19, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	November 21, 2024
		By:	/s/ Bradley E. Lerman
Bradley E. Lerman
executive vice president, chief legal officer